EXHIBIT 10.26

Hosted Services Agreement

AMENDMENT NO. 28 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 28 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of August 1, 2013, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aéreas S.A., as successor of GOL – Transportes Aéreos S/A, a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; and (xxvi) Amendment No. 26 dated as of December 24, 2012; and (xxvii) Amendment No. 27 dated as of January 1, 2013; (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1       Amendment to remove Customer’s relationship with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], from the Agreement as follows:

a)                General.  The second paragraph of Section 18.9 of the Agreement having the heading of “Amendment to Clarify Customer Relationship with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” is hereby deleted and removed from the Agreement in its entirety.

2       Amendment to remove Virtual Private Network (VPN) Connectivity – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], from the Agreement as follows:

a)                Scope of Services.  The previously selected “Virtual Private Network (VPN) Connectivity – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Data, found in Section 2, Scope of Services, of Exhibit A is hereby deleted and removed in its entirety.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

b)            Termination for Convenience.  The paragraph having the heading of “VPN Services Termination Option” is hereby deleted and removed from the Agreement in its entirety.

3              Amendment to update the Scope of Services, of Exhibit A of the Agreement as follows:

a)             Scope of Services.  Section 2 of Exhibit A is hereby modified to include the following:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-On Functionality
X	InterAirline Through Check-in (IATCI) with: • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] KLM
X	Navitaire Targeted Outbound Interline with: • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X

CRS/GDS/ARS Type A/EDIFACT Availability Connectivity

• Type A/EDIFACT Availability Connectivity (PAOREQ) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

• Type B/Teletype Connectivity

• Instant Pay

X	Advanced Passenger Information System (APIS) with: • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4              Amendment to update Open Skies Data Archiving.  The third and fourth bulleted items under the General Features functionality entitled ‘Open Skies Data Archiving’ found in Section 6 of Exhibit A are hereby deleted in their entirety and replaced as follows:

▪   Includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▪     of archive data in addition to all activity in the current calendar year.

▪   Historical booking data stored on the HP3000/Open Skies platform will be will purged once it is confirmed by Customer that there are no legal processes underway, and full purging will occur in January for a full historical calendar year.

5              Amendment to correct Additional Data Storage.  The functionality description and heading associated with ‘Additional Data Storage’ found in Section 6 of Exhibit A are hereby deleted and removed in their entirety.

6              Amendment to add the Extended PNR Archiving and Navitaire Targeted Outbound Interline functionality descriptions, to Exhibit A of the Agreement as follows:

a)             Functionality.  Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services is hereby modified to include the following:

Extended PNR Archiving
General Features – Extended PNR Archiving

•   General Features, Limitations, and Exclusions of PNR Archiving are applicable for the Extended PNR Archiving.

•   Includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of archive data in addition to all activity in the current calendar year.

•   Historical booking data stored on the New Skies platform will be will purged once it is confirmed by Customer that there are no legal processes underway, and full purging will occur in January for a full historical calendar year.

Navitaire Targeted Outbound Interline
General Features – Navitaire Targeted Outbound Interline

•   Ability to load and maintain the following data in New Skies in order to allow SkySales and SkySpeed end-users to book flights on airlines hosted outside of New Skies:

o Other airline schedules and connections

o Other airline flight availability

o Other airline fares and fare rules

•   Ability to process inbound Availability Status Messages (AVS) from the other airline.

•   Ability to process inbound Advice of Schedule Change (ASC) messages from the other airline.

•   Ability to generate outbound Type B/Teletype booking messages to the other airline’s reservations system and process replies.

Limitations and Exclusions
• Booking via this product is available only in SkySpeed and SkySales. API and GDS bookings on a partner airline via this tool are not available.

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Hosted Services Agreement

7              Amendment to add Hosting Services, to Exhibit F of the Agreement as follows:

a)             Scope of Services.  Section 2 of Exhibit F is hereby modified to include the following:

‘X’ or ‘N/A’	NAVITAIRE Hosted Services Add-on Products
X	Hosting Customer Network Monitoring Equipment
X	Hosting Customer VPN Equipment

b)            Functionality.  The following functionality is hereby added to Section 7 of Exhibit F:

NAVITAIRE Hosted Services Add-On Functionality
Hosting Customer Network Monitoring Equipment
General Features – Hosting Customer Network Monitoring Equipment

The following hardware will be provided by Customer and housed by NAVITAIRE in the Minneapolis data center:

▪   2 LAN access NICS

▪   2 traffic monitor NICs

▪   1 ILO

▪   2 quad core 2.4 GHz

▪   16 GB Memory

▪   2 300 GB hard drives

Limitations and Exclusions

▪   Customer is responsible for maintenance of the hardware provided by Customer as well as any software and any content on the hardware provided by Customer.

▪   Customer provided hardware will not access or run any NAVITAIRE software provided by NAVITAIRE.

▪   NAVITAIRE is not responsible for the installation, configuration, maintenance, support, insurance or uptime of Customer equipment. Access to the Customer equipment is subject to NAVITAIRE’s security policies.

Hosting Customer VPN Equipment
General Features – Hosting Customer VPN Equipment

The following VPN environment will be provided to Customer and housed by NAVITAIRE in the Minneapolis data center, with a second duplicate environment hosted by NAVITAIRE in the Disaster Recovery data center:

▪   1 console port for remote management

▪   2 switch ports

▪   1 unit of rack space

▪   1 public IP address

▪   1 Mb Internet bandwidth

Limitations and Exclusions

▪   Customer is responsible for maintenance of the servers, software, and any content on the machines.

▪   Customer provided hardware will not access or run any NAVITAIRE software provided by NAVITAIRE.

▪   NAVITAIRE is not responsible for the installation, configuration, maintenance, support, insurance or uptime of Customer equipment in this rack. Access to this rack/Customer equipment is subject to NAVITAIRE’s security policies.

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Hosted Services Agreement

c)             Service Levels and Service Level Targets.  The following is hereby added to the end of Section 9.1, Service Level Scope, of Exhibit F:

Housing of Customer’s network monitoring equipment and Customer’s VPN equipment is excluded from SLA measurement and any associated remedies and corrective action as defined in Section 9.8, Remedies and Corrective Action – Interrupted Service, of Exhibit F  and Section 8.9, Remedies and Corrective Action – Partial Service Interruption, of Exhibit A of the Agreement.

8              Amendment to update the Codeshare Partners, in the Agreement as follows:

a)             New Skies Bundle Components. The eighth bulleted item under Section 1.1.1(a) of Exhibit H, Section 1.1.1(a) is hereby deleted in its entirety and replaced as follows:

•         Codeshare Distribution with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Operating and/or Marketing Codeshare partners.  Existing partners are as follows:  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Marketing Type B/Teletype and Operating Type A/EDIFACT Codeshare with Delta Airlines, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional partners to be added via amendment with implementation fees and timeline as mutually agreed.  New Skies Bundle includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] collective CRS/GDS/ARS Codeshare bookings across Operating and/or Marketing Codeshare partners1 Customer may replace a partner with another partner via a mutually agreed and executed amendment.  Any Codeshare partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners shall be subject to additional Monthly Recurring Service Fees.

9              Amendment to update the  Interline Partners, in the Agreement as follows:

a)             New Skies Bundle Components. The seventh bulleted item under Section 1.1.1(a) of Exhibit H, Section 1.1.1(a) which begins with “Type B Inbound Interline” is hereby deleted in its entirety and replaced with three (3) bulleted items as follows:

•         Type B/Teletype Inbound Interline and Inbound E-ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  non GDS/CRS partners as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Customer may replace a partner with another partner via a mutually agreed and executed amendment.  Customer will be invoiced an additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per month for each Type B Inbound Interline and Inbound E-ticket partner over and above the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners named herein.  Additional partners in excess of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners documented above, which will be charged the additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per month include: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

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•         Type B/Teletype Inbound Interline and paper ticketing with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows:  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Customer may replace a partner with another partner via a mutually agreed and executed amendment.  Any Type B Inbound Interline paper ticketed partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners shall be subject to additional Monthly Recurring Service Fees which will be quoted upon request.

•         Type B/Teletype Inbound Interline with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non-airline designators as follows:  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  These designators are provided at no cost to Customer.  Customer will eliminate and NAVITAIRE will no longer support these designators upon Customer’s upgrade to New Skies release [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or higher.

10            Amendment to update Look to Booked Segment Ratio – Booking API/Web Services, in the Agreement as follows:

a)             Look to Booked Segment Ratio – Booking API/Web Services.  The Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], found in Section 1.1.1(e) of Exhibit H is hereby deleted and replaced with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)            Extended Look to Booked Segment Ratio Monthly Fees.  The column representing the Monthly Infrastructure and Support Fee – Booking API/Web Services, found in Section 1.1.11 Monthly Recurring Service Fees – Extended Look to Booked Segment Ratio Monthly Fees is hereby deleted in its entirety and replaced as follows:

Monthly Infrastructure and Support Fee – Booking API/Web Services

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month*

(includes Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as outlined in Section 1.1.1(e) of this Exhibit H)

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

11            Amendment to modify Monthly Recurring Service Fees, in the Agreement as follows:

a)             Virtual Private Network (VPN) Connectivity – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Section 1.1.8 of Exhibit H is hereby deleted in its entirety and replaced with the following:

1.1.8     Monthly Recurring Service Fees – Customer VPN Equipment Hosting.

Description	Monthly Fee
Monthly Infrastructure and Support Fee for both Minneapolis and Disaster Recovery data centers

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] bandwidth per data center)

Note:  Bandwidth utilization will be calculated on a monthly basis by using [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the actual bandwidth used, to account for occasional spikes.  For bandwidth usage above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the actual usage costs will be invoiced to Customer in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] increments.

b)            Customer Network Monitoring Equipment. Section 1.1.9 of Exhibit H is hereby deleted in its entirety and replaced with the following:

1.1.9     Monthly Recurring Service Fees – Customer Network Monitoring Equipment Hosting.

Description	Monthly Fee
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c)             Travel Commerce.  The table and first bullet in Section 1.1.15 of Exhibit H are hereby deleted in their entirety and replaced with the following:

1.1.15   Monthly Recurring Service Fees - Travel Commerce Services.

Description	Content Provider Connectivity
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month
Per Component Transaction Fee*

–  Insurance with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per transaction

–  Other Insurance: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per transaction

–  Cars: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per transaction

–  Hotels: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per transaction

–  Activities: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per transaction

All other custom built connections	Quoted upon request - per connection

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*   All Components when added together on a monthly basis, collectively for all bookings, in excess of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the Per Component Transaction Fee outlined in Section 1.1.15 above.  A Component may be booked and/or recorded in a Super PNR in the Hosted Reservation System or booked and/or recorded in a Non-Flight Related Fee Record in the Hosted Reservation System.

d)            Navitaire Targeted Outbound Interline.  The following is hereby added as Section 1.1.17 to Exhibit H as follows:

1.1.17   Monthly Recurring Service Fees – Connectivity Services/Products – Navitaire Targeted Outbound Interline:

Description	Navitaire Targeted Outbound Interline
Price for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Monthly Infrastructure and Support Fee

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Outbound Interline Segments booked)

Additional Transaction Fee*

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Outbound Interline Segment booked above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included Outbound Interline Segments booked

*       Any additional transaction volumes collectively for all Outbound Interline Segments booked above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Outbound Interline Segments booked per month will incur the Additional Transaction Fee outlined in Section 1.1.17 above.

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Hosted Services Agreement

Note 1: Any applicable message fees, Segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC in connection with, or as a result of, the outbound interline, are the responsibility of Customer, including without limitation:

(a)  CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

      Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer’s Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis.  Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

      These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS.  If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b)  SITA/ARINC or other Connectivity Provider Fees:

      NAVITAIRE currently has direct connections to both Amadeus and Sabre so there are no additional connectivity provider fees at this time.  If connectivity requirements change, Customer may be required to pursue alternate arrangements independent of NAVITAIRE.  Implementation to connections other than those currently supported may require additional data links and will require additional implementation fees, such fees to be quoted upon request.  All fees from other Connectivity Providers, including SITA and ARINC, for routing of traffic will be billed directly to and paid by Customer.

e)             CRS/GDS/ARS Type A/EDIFACT Availability Connectivity.  The following is hereby added as Section 1.1.18 to Exhibit H as follows:

1.1.18   Monthly Recurring Service Fees – CRS/GDS/ARS Type A/EDIFACT Availability Connectivity (PAOREQ).

Description	CRS/GDS/ARS Type A/EDIFACT Availability Connectivity (PAOREQ)
Price for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month

Note 1: Any applicable message fees, Segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC in connection with, or as a result of, the outbound interline, are the responsibility of Customer, including without limitation:

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(a)  CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

      Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer’s Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis.  Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

      These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS.  If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b)  SITA/ARINC or other Connectivity Provider Fees:

      NAVITAIRE currently has direct connections to both Amadeus and Sabre so there are no additional connectivity provider fees at this time.  If connectivity requirements change, Customer may be required to pursue alternate arrangements independent of NAVITAIRE.  Implementation to connections other than those currently supported may require additional data links and will require additional implementation fees, such fees to be quoted upon request.  All fees from other Connectivity Providers, including SITA and ARINC, for routing of traffic will be billed directly to and paid by Customer.

12            Amendment to modify Upgrade Fees for New Skies 3.5, in the Agreement as follows:

a)             Upgrade Fees for New Skies 3.5.  The milestone table in Section 1.4 of Exhibit H is hereby deleted in its entirety and replaced with the following:

Milestone	Metric	Payment Amount	Project Plan Date
1. SUS UAT Build hand-off	GUIs and Connectivity Doc available for GOL	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2. 3.5.0 Production Release	Release Notes published and
3. 3.5.1 Release	Release Notes are published
4. Performance Testing of New Skies Core Complete	Final report published by Navitaire to GOL
5. Final Installment Payment	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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13            No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

14            Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

15            Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

16            Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<Signature Page Follows>

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Hosted Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AÉREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

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